                                                                    EXHIBIT 10.1

                      THE AMERICAN INSTITUTE OF ARCHITECTS
                                     [LOGO]



--------------------------------------------------------------------------------
                               AIA Document A101

                       STANDARD FORM OF AGREEMENT BETWEEN
                              OWNER AND CONTRACTOR
                        where the basis of payment is a
                                 STIPULATED SUM

                                  1987 EDITION

       THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES; CONSULTATION WITH
   AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION.

 The 1987 Edition of AIA Document A201, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.

                This document has been approved and endorsed by
                 The Associated General Contractors of America.
--------------------------------------------------------------------------------

AGREEMENT

made as of the 17th day of May in the year of Nineteen Hundred and Ninety-Nine

BETWEEN the Owner:      Mr. Robert E. Lee
(Name and address)      Albany Bank & Trust
                        P.O. Drawer 71269
                        Albany, GA  31708-1269

and the Contractor:     LRA Constructors, Inc.
(Name and address)      P.O. Box 3386
                        Albany, GA  31706-3386


The Project is:         Albany Bank & Trust Building
(Name and location)     2815 Meredyth Drive
                        Albany, GA  31707

The Architect is:       Foreman, Seeley & Fountain
(Name and address)      5855 Jimmy Carter Blvd., Suite 218
                        Norcross, GA  30071


The Owner and Contractor agree as set forth below.

--------------------------------------------------------------------------------

Copyright 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1967, 1974, 1977,
(c)1987 by The American Institute of Architects, 1735 New York Avenue, N.W., Washington, D.C. 20006. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will be subject to legal prosecution.

                                                                     A101-1987 1

                                   ARTICLE 1

                             THE CONTRACT DOCUMENTS

The Contract Documents consist of this Agreement, Conditions of the Contract (General, Supplementary and other Conditions), Drawings, Specifications, addenda issued prior to execution of this Agreement, other documents listed in this Agreement and Modifications issued after execution of this Agreement; these form the Contract, and are as fully a part of the Contract as if attached to this Agreement or repeated herein. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. An enumeration of the Contract Documents, other than Modifications, appears in
Article 9.

                                   ARTICLE 2

                           THE WORK OF THIS CONTRACT

The Contractor shall execute the entire Work described in the Contract Documents, except to the extent specifically indicated in the Contract Documents to be the responsibility of others, or as follows:







                                   ARTICLE 3

                DATE OF COMMENCEMENT AND SUBSTANTIAL COMPLETION

3.1 The date of commencement is the date from which the Contract Time of Paragraph 3.2 is measured, and shall be the date of this Agreement, as first written above, unless a different date is stated below or provision is made for the date to be fixed in a notice to proceed issued by the Owner.
(Insert the date of commencement, if it differs from the date of this Agreement or, if applicable, state that the date will be fixed in a notice to proceed.)

Unless the date of commencement is established by a notice to proceed issued by the Owner, the Contractor shall notify the Owner is writing not less than five days before commencing the Work to permit the timely filing of mortgages, mechanic's liens and other security interests.

3.2 The Contractor shall achieve Substantial Completion of the entire Work not later than 273 calendar days after the contract date.
(Insert the calendar date or number of calendar days after the date of commencement. Also insert any requirements for earlier Substantial Completion of certain portions of the Work, if not stated elsewhere in the Contract Documents.)



, subject to adjustments of this Contract Time as provided in the Contract Documents.
(Insert provisions, if any, for liquidated damages relating to failure to complete on time.)



                                                                     A101-1987 2

                                   ARTICLE 4
                                 CONTRACT SUM


4.1 The Owner shall pay the Contractor in current funds for the Contractor's performance of the Contract the Contract Sum of One Million Three Hundred Fifty Three Thousand & 00/100 Dollars
($1,350,000.00), subject to additions and deductions as provided in the Contract Documents.

4.2 The Contract Sum is based upon the following alternates, if any, which are described in the Contract Documents and are hereby accepted by the Owner:

         (State the numbers or other identification of accepted alternates. If decisions on other alternates are to be made by the Owner subsequent to the execution of this Agreement, attach a schedule of such other alternates showing the amount for each and the date until which that amount is valid)








4.3      Unit prices, if any, are as follows:





                                                                    A101-1987  3

                                   ARTICLE 5
                               PROGRESS PAYMENTS

5.1 Based upon Applications for Payment submitted to the Architect by the Contractor and Certificates for Payment issued by the Architect, the Owner shall make progress payments on account of the Contract Sum to the Contractor as provided below and elsewhere in the Contract Documents.

5.2 The period covered by each Application for Payment shall be one calendar month ending on the last day of the month, or as follows:







5.3 Provided an Application for Payment is received by the Architect not later than the tenth day of a month, the Owner shall make payment to the Contractor not later than the 25th day of the same month. If an Application for Payment is received by the Architect after the application date fixed above, payment shall be made by the Owner not later than fifteen days after the Architect receives the Application for Payment.

5.4 Each Application for Payment shall be based upon the schedule of values submitted by the Contractor in accordance with the Contract Documents. The schedule of values shall allocate the entire Contract Sum among the various portions of the Work and be prepared in such form and supported by such data to substantiate its accuracy as the Architect may require. This schedule, unless objected to by the Architect, shall be used as a basis for reviewing the Contractor's Applications for Payment.

5.5 Applications for Payment shall indicate the percentage of completion of each portion of the Work as of the end of the period covered by the Application for Payment.

5.6 Subject to the provisions of the Contract Documents, the amount of each progress payment shall be computed as follows:

5.6.1 Take that portion of the Contract Sum properly allocable to completed Work as determined by multiplying the percentage completion of each portion of the Work by the share of the total Contract Sum allocated to that portion of the Work in the schedule of values, less retainage of ten percent (10%).
Pending final determination of cost to the Owner of changes in the Work, amounts not in the dispute may be included as provided in Subparagraph 7.3.7 of the General Conditions even though the Contract Sum has not yet been adjusted by Change Order;

5.6.2 Add that portion of the Contract Sum properly allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the completed construction (or, if approved in advance by the Owner, suitably stored off the site at a location agreed upon in writing), less retainage of ten percent. (10%);

5.6.3  Subtract the aggregate of previous payments made by the Owner; and

5.6.4 Subtract amounts, if any, for which the Architect has withheld or nullified a Certificate for Payment as provided in Paragraph 9.5 of the General Conditions.

5.7 The progress payment amount determined in accordance with Paragraph 5.6 shall be further modified under the following circumstances:

5.7.1 Add, upon Substantial Completion of the Work, a sum sufficient to increase the total payments to one hundred percent (100%) of the Contract Sum, less such amounts as the Architect shall determine for incomplete Work and unsettled claims; and

5.7.2 Add, if final completion of the Work is thereafter materially delayed through no fault of the Contractor, any additional amounts payable in accordance with Subparagraph 9.10.3 of the General Conditions.

5.8  Reduction or limitation of retainage, if any, shall be as follows:
(If it is intended, prior to Substantial Completion of the entire Work, to reduce or limit the retainage resulting from the percentages inserted in Subparagraphs 5.6.1 and 5.6.2 above, and this is not explained elsewhere in the Contract Documents. Insert here provisions for such reduction or limitation.)


                                                                     A101-1987 4

                                   ARTICLE 6
                                 FINAL PAYMENT

Final payment, constituting the entire unpaid balance of the Contract Sum, shall be made by the Owner to the Contractor when (1) the Contract has been fully performed by the Contractor except for the Contractor's responsibility to correct nonconforming Work as provided in Subparagraph 12.2.2 of the General Conditions and to satisfy other requirements, if any, which necessarily survive final payment; and (2) a final Certificate for Payment has been issued by the Architect; such final payment shall be made by the Owner not more than 30 days after the issuance of the Architect's final Certificate for Payment, or as follows:


                                   ARTICLE 7
                            MISCELLANEOUS PROVISIONS


7.1 Where reference is made in this Agreement to a provision of the General Conditions or another Contract Document, the reference refers to that provision as amended or supplemented by other provisions of the Contract Documents.

7.2 Payments due and unpaid under the Contract shall bear interest from the date payment is due at the rate stated below, or in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located.

(Insert rate of interest agreed upon, if any.)
                                 1% per month.


(Usuary laws and requirements under the Federal Truth in Lending Act, similar state and local consumer credit laws and other regulations at the Owner's and Contractor's principal places of business, the location of the Project and elsewhere may affect the validity of this provision. Legal advice should be obtained with respect to deletions or modifications, and also regarding requirements such as written disclosures or waivers.)

7.3  Other provisions:


                                   ARTICLE 8
                           TERMINATION OR SUSPENSION

8.1 The Contract may be terminated by the Owner or the Contractor as provided in Article 14 of the General Conditions.

8.2 The Work may be suspended by the Owner as provided in Article 14 of the General Conditions.

                                                                    A101-1987  5

                                   ARTICLE 9
                       ENUMERATION OF CONTRACT DOCUMENTS

9.1 The Contract Documents, except for Modifications issued after execution of this Agreement, are enumerated as follows:

9.1.1 The Agreement is this executed Standard Form of Agreement Between Owner and Contractor, A1A Document A101, 1987 Edition.

9.1.2 The General Conditions are the General Conditions of the Contract for Construction, A1A Document A201, 1987 Edition.

9.1.3 The Supplementary and other Conditions of the Contract are those contained in the Project Manual dated ___________________, and are as follows:

DOCUMENT                     TITLE                              PAGES
Cover Sheet                  Albany Bank & Trust                 1
                             at Meredyth Drive,
                             Albany, GA

Site Plan                    Albany Bank & Trust Co.,            1 - 7
                             2815 Meredyth Drive,
                             Albany, GA

Architectural Plans          Albany Bank & Trust                 A-1.1, A-2.1, A-2.2, A-2.3, A-2.4, A-2.5, A-3.1, A-3.2, A-4.1,
                             at Meredyth Drive &                 A-5.1, A-5.2, A-5.3, A-5.4, A-5.5, A-5.6, A-6.1, A-6.2, A-6.3,
                             Lafayette Plaza Drive               A-6.4, A-6.5, A-7.1, A-8.1, A-8.2

Bank Equipment Plans         Albany Bank & Trust                 BE-1, BE-2
                             Meredyth & Lafayette Drive

Structural Plans             Albany Bank & Trust                 S-2.1, S-2.2, S-2.3, S-3.1, S-3.2
                             Meredyth & Lafayette Dr.

Mechanical Plans             Albany Bank & Trust                 M-1, M-2
                             Meredyth & Lafayette Dr.

Plumbing Plans               Albany Bank & Trust                 P-1, P-2
                             Meredyth & Lafayette Dr.

Electrical Plans             Albany Bank & Trust                 E-1 thru E-8
                             Meredyth & Lafayette Dr.


9.1.4 The Specifications are those contained in the Project Manual dated as in Subparagraph 9.1.3, and are as follows:
(Either list the Specifications here or refer to an exhibit attached to this Agreement.)

Section         Title                                     Pages
-------         -----                                     -----
00000           BIDDING AND CONTRACT REQUIREMENTS
00600           Standard Form of Agreement Between
                Owner & Contractor                         1
00610           Performance Bond and Labor and
                Material Payment Bond                      1
00700           General Conditions of the Contract         1
00800           Supplementary Conditions                   1-6
00821           Project Commencement                       1-2

01000           GENERAL REQUIREMENTS
01020           Allowances                                 1-3
01041           Coordination                               1
01060           Inspections                                1
01088           Definitions and Standards                  1-14
01150           Owner Access to Existing Buildings         1
01155           Schedules, Reports, Payments               1-4
01205           Procedures and Controls                    1-5
01340           Submittals                                 1-5
01505           Temporary Facilities                       1-5
01566           Cleaning Up                                1-2
01600           Materials and Equipment                    1
01631           Substitutions and Product Options          1-2
01700           Project Close-Out                          1-5

02000           SITEWORK
02200           Earthwork                                  1-4
02210           Grading                                    1-7
02220           Excavation                                 1-4
02222           Excavating, Trenching & Backfilling
                for Pipe Lines                             1-5
02225           Filling and Backfilling                    1-2
02270           Sedimentation Control                      1-2
02280           Termite Control                            1-2
02500           Site Concrete Work                         1-6
02511           Crusher Run Stone Base Course              1
02513           Asphalt Paving                             1-6
02525           Curbs & Gutters Concrete                   1-4
02720           Storm Drainage                             1-4
02722           Sanitary Sewer System                      1-3

03000           CONCRETE
03200           Concrete Reinforcement                     1-2
03300           Cast-in-Place Concrete                     1-8
03350           Concrete Finishes                          1-2

04000           MASONRY
04100           Mortars                                    1-2
04150           Masonry Reinforcement & Accessories        1-2
04210           Brick Masonry                              1-4
04510           Masonry Cleaning                           1-2

05000           METALS
05120           Structural Steel                           1-8
05210           Metal Joists                               1-3
05300           Metal Decking                              1-2
05400           Lightgage Metal Framing                    1-4
05500           Metal Fabrications                         1-9

06000           WOOD AND PLASTICS
06100           Rough Carpentry                            1-4
06190           Wood Roof Trusses                          1-2
06220           Millwork                                   1-4
06400           Architectural Woodwork                     1-7
06410           Architectural Casework                     1-4
06440           Architectural Columns                      1

07000           THERMAL AND MOISTURE PROTECTION
07160           Bituminous Dampproofing                    1-3
07191           Vapor Barrier                              1-2
07210           Building Insulation                        1-4
07240           Exterior Insulation & Finish System        1-9
07310           Shingles                                   1-3
07530           Flexible Sheet Roofing System              1-6
07620           Flashing & Sheet Metal                     1-5
07900           Joint Sealers                              1-12

08000           DOORS AND WINDOWS
08110           Steel Doors and Frames                     1-6
08210           Wood Door                                  1-5
08610           Wood Windows                               1-2
08710           Builder's Hardware                         1-12
08800           Glass and Glazing                          1-6

09000           FINISHES
09250           Gypsum Drywall                             1-18
09310           Ceramic Tile                               1-6
09510           Acoustical Ceilings                        1-2
09660           Resilient Flooring                         1-4
09680           Carpet                                     1-3
09900           Painting                                   1-11
09960           Vinyl Wall Covering                        1-2

10000           SPECIALTIES
10362           Ground Mounted Flagpole                    1-2
10440           Specialty Signs                            1-4
10552           Fire Extinguishers and Cabinet             1-4
10810           Toilet Accessories                         1-4

14000
14240           Hydraulic Elevator                         1-6

15000           MECHANICAL
15010           Plumbing General                           1-7
15041           Sterilization                              1-2
15050           Plumbing Products                          1-4
15060           Water & Sewer Piping                       1-4
15080           Plumbing Insulation                        1-2
15200           HVAC General                               1-9
15210           HVAC Products                              1-4
15222           Gas Piping                                 1-2
15225           Refrigerant Piping                         1-4
15270           Ductwork                                   1-2
15280           Duct Insulation                            1
15300           Test & Balance                             1-2
15310           Controls                                   1-2

16000           ELECTRICAL
16010           General Provisions                         1-5
16100           Basic Materials & Methods                  1-11
16400           Services & Distribution                    1-2
16500           Lighting                                   1-2
16750           Telephone Equipment                        1-2


                                                                     A101-1987 6

9.1.5 The Drawings are as follows, and are dated ___________________ unless a different date is shown below:
(Either list the Drawings here or refer to an exhibit attached to this Agreement)
NUMBER                              TITLE                      DATE
















9.1.6    The addenda, if any, are as follows:
NUMBER                               DATE                      PAGES






Portions of addenda relating to bidding requirements are not part of the Contract Documents unless the bidding requirements are also enumerated in this
Article 9.




                                                                    A101-1987  7

9.1.7 Other documents, if any, forming part of the Contract Documents are as follows:

(List here any additional documents which are intended to form part of the Contract Documents. The General Conditions provide that bidding requirements such as advertisement or invitation to bid, Instructions to Bidders, sample forms and the Contractor's bid are not part of the Contract Documents unless enumerated in this Agreement. They should be listed here only if intended to be part of the Contract Documents.)

  1)  Columns shall be paneled, not fluted to match Thomasville.
  2)  Doors, trim & sheathing shall match Thomasville.
  3)  Structure & stairs shall be wood framed in lieu of metal studs.
  4)  Utilize a high efficiency Carrier heat pump in lieu of specified gas unit.
  5)  Delete side lights in vestibule doors & use half glass fire light doors.
  6)  Redesign foundation in accordance with site data.
  7)  Substitute standard flush face 2 X 2 lay-in acoustical tile for rooms
      202, 206, 207, 208, 210, 215, 216, 217, 218 & 220.
  8)  Substitute single slide elevator doors for bi-parting.
  9)  Utilize standard exterior signage.
 10)  Install brick pavers only at three porches and around flag pole.








This Agreement is entered into as of the day and year first written above and is executed in at least three original copies of which one is to be delivered to the Contractor, one to the Architect for use in the administration of the Contract, and the remainder to the Owner.


OWNER Albany Bank & Trust               CONTRACTOR LRA Constructors, Inc.

Robert E. Lee                           Ben B. Barrow    5/17/99
----------------------------            ---------------------------------
(Signature)                             (Signature)

Mr. Robert E. Lee, President            Mr. Ben B. Barrow, Jr., President
----------------------------            ---------------------------------
(Printed name and title)                (Printed name and title)


AIA CAUTION: YOU SHOULD SIGN AN ORIGINAL AIA DOCUMENT WHICH HAS THIS CAUTION
    PRINTED IN RED. AN ORIGINAL ASSURES THAT CHANGES WILL NOT BE OBSCURED AS MAY OCCUR WHEN DOCUMENTS ARE REPRODUCED.


                                                                    A101-1987 8